ACP Strategic Opportunities Fund II, LLC SC TO I

Exhibit (a)(1)(vi)

INSTRUCTIONS REGARDING THE OFFER BY

__________________________________________________________________

ACP Strategic Opportunities Fund II, LLC

__________________________________________________________________

TO REPURCHASE UP TO 25% OF ITS ISSUED AND OUTSTANDING UNITS

AT NET ASSET VALUE

DO NOT COMPLETE THIS FORM IF YOU HAVE DECIDED NOT TO PRESENT YOUR UNITS FOR REPURCHASE.

Please consult with your Financial Intermediary before completing this form.

__________________________________________________________________

Pinnacle Fund Administration must receive your Units from your Financial Intermediary no later than 12:00 midnight Eastern time on November 1, 2012 (the “Expiration Date”), unless the Offer to Purchase is extended).

__________________________________________________________________

The undersigned acknowledge(s) receipt of the Offer to Purchase, dated October 1, 2012 and the Letter of Transmittal in connection with the offer to Investors by ACP Strategic Opportunities Fund II, LLC (the “Fund”), a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company, to tender their Units for the repurchase of up to twenty-five percent (25%) of the Fund’s units of beneficial interest (the “Units”) issued and outstanding as of the Expiration Date. The undersigned hereby requests the purchase of the Units designated below, in accordance with the terms and conditions of the Offer to Purchase and Letter of Transmittal, which together, as amended from time to time constitute the Repurchase Offer.

Number of Units Tendered for Participation in Repurchase Offer: _____

_______________________________	_______________________________
Name of Registered Investor(s)	Name of Registered Investor(s)
(Please Type or Print)	(Please Type or Print)

_______________________________	_______________________________
Authorized Signature	Authorized Signature

_______________________________	_______________________________
Taxpayer Identification or	Taxpayer Identification or
Social Security Number	Social Security Number

_______________________________
Date